UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-02809 and 811-10095

Name of Fund: BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Value

Opportunities Fund, Inc. and Master Value Opportunities LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2015

Date of reporting period: 03/31/2015

Item 1 – Report to Stockholders

MARCH 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Value Opportunities Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility has remained low from a long-term perspective, but increased over the course of 2014 amid higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market. Geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile in the middle of the summer, stoking worries about economic growth outside the United States. As the U.S. economy continued to show steady improvement, the stronger data caused concern among investors that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted in the fourth quarter due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became relatively attractive as compared to international sovereign debt.

Equity markets reversed in the first quarter of 2015 and U.S. stocks underperformed international markets, notably Europe and Japan, but also emerging markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. Meanwhile, economic reports in Europe and Asia easily beat investors’ very low expectations for those economies, and accommodative policies from global central banks helped international equities rebound. The ECB’s asset purchase program (announced in January and commenced in March) was the largest in scale and effect on the markets. Overall, market volatility decreased in the first quarter as global risks abated, with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the Eurozone.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.93%	12.73%
U.S. small cap equities (Russell 2000® Index)	14.46	8.21
International equities (MSCI Europe, Australasia, Far East Index)	1.13	(0.92)
Emerging market equities (MSCI Emerging Markets Index)	(2.37)	0.44
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	6.25	9.88
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.43	5.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.29	6.60
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.50	2.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2015	BlackRock Value Opportunities Fund, Inc.

Investment Objective

BlackRock Value Opportunities Fund, Inc.’s (the “Fund”) investment objective is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended March 31, 2015, the Fund, through its investment in Master Value Opportunities LLC (the “Master LLC”), underperformed its benchmark, the S&P SmallCap 600® Value Index.

What factors influenced performance?

•

The largest detractor from 12-month performance was the Master LLC’s underweight position in the information technology sector, along with stock selection in the group. In particular, stock selection in the technology hardware, communications equipment and software industries detracted from relative performance. An overweight position in the energy sector also detracted from returns, as the Master LLC’s positions in oil, gas and consumable fuels companies lost ground due to the sharp downturn in crude oil prices during the fourth quarter of 2014. Stock selection in the consumer discretionary and health care sectors also dampened performance.

•

Security selection in the consumer staples sector, particularly within the food and staples retailing and food products industries, made the largest positive contribution to relative performance. Stock selection within financials also aided performance, led by a position in the real estate management and development company Marcus & Millichap, Inc. Positive stock selection in real estate investment trusts (“REITs”) further contributed to performance within financials. Strong performance in the materials and industrials sectors provided an additional boost to the Master LLC’s return.

Describe recent portfolio activity.

•

One of the most notable changes during the annual period was a steady addition to the financial sector, where many of the Master LLC’s purchases were in the banking and insurance industries. In health care, the Master LLC reduced its weighting in biotechnology stocks in favor of health care equipment & supplies companies. Though market prices led to weakness in many of the Master LLC’s energy investments during the second half of 2014, it took the opportunity to add to some of its highest-conviction positions at depressed valuations.

Describe portfolio positioning at period end.

•

The Master LLC favored marginally higher capitalized, higher-quality stocks within the U.S. small cap space with a strong emphasis on stable business models. Relative to the S&P SmallCap 600® Value Index, the Master LLC was positioned with its largest overweights in the health care, consumer discretionary and energy sectors. The Master LLC was underweight in industrials, financials and consumer staples, where there were fewer opportunities to find relatively inexpensive companies with strong growth prospects.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

BlackRock Value Opportunities Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in common stock of small companies and emerging growth companies that the Master LLC’s management believes have special investment value.

[3]	An unmanaged index that is a subset of the S&P 600® Index and consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	9.85%	4.76%	N/A	14.66%	N/A	7.70%	N/A
Investor A	9.71	4.53	(0.96)%	14.36	13.13%	7.41	6.83%
Investor B	9.30	3.57	(0.94)	13.23	12.98	6.64	6.64
Investor C	9.24	3.65	2.65	13.32	13.32	6.44	6.44
Class R	9.50	4.21	N/A	13.98	N/A	7.04	N/A
S&P SmallCap 600® Value Index	11.86	6.65	N/A	15.06	N/A	9.18	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,098.50	$5.13	$1,000.00	$1,020.04	$4.94	0.98%
Investor A	$1,000.00	$1,097.10	$6.54	$1,000.00	$1,018.70	$6.29	1.25%
Investor B	$1,000.00	$1,093.00	$10.49	$1,000.00	$1,014.91	$10.10	2.01%
Investor C	$1,000.00	$1,092.40	$10.80	$1,000.00	$1,014.61	$10.40	2.07%
Class R	$1,000.00	$1,095.00	$8.57	$1,000.00	$1,016.75	$8.25	1.64%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense table reflects the net expenses of both the Fund and the Master LLC in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2014 and held through March 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Statement of Assets and Liabilities	BlackRock Value Opportunities Fund, Inc.

March 31, 2015
Assets
Investments at value — Master LLC (cost — $687,354,084)	$838,981,606
Withdrawals receivable from the Master LLC	598,283
Capital shares sold receivable	260,184
Prepaid expenses	71,067

Total assets	839,911,140

Liabilities
Capital shares redeemed payable	858,467
Transfer agent fees payable	460,582
Service and distribution fees payable	265,011
Administration fees payable	175,408
Other affiliates payable	6,692
Officer’s fees payable	314
Other accrued expenses payable	46,170

Total liabilities	1,812,644

Net Assets	$838,098,496

Net Assets Consist of
Paid-in capital	$733,512,217
Accumulated net investment loss	(1,411,486)
Accumulated net realized loss allocated from the Master LLC	(45,629,757)
Net unrealized appreciation/depreciation allocated from the Master LLC	151,627,522

Net Assets	$838,098,496

Net Asset Value
Institutional — Based on net assets of $166,486,817 and 5,043,581 shares outstanding, 100 million shares authorized, $0.10 par value	$33.01

Investor A — Based on net assets of $458,593,446 and 14,289,750 shares outstanding, 100 million shares authorized, $0.10 par value	$32.09

Investor B — Based on net assets of $6,715,802 and 259,754 shares outstanding, 100 million shares authorized, $0.10 par value	$25.85

Investor C — Based on net assets of $180,678,791 and 7,308,190 shares outstanding, 100 million shares authorized, $0.10 par value	$24.72

Class R — Based on net assets of $25,623,640 and 958,314 shares outstanding, 100 million shares authorized, $0.10 par value	$26.74

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	7

Statement of Operations	BlackRock Value Opportunities Fund, Inc.

Year Ended March 31, 2015

Investment Income
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	$9,445,028
Dividends — affiliated	95,133
Securities lending — affiliated — net	1,499,175
Foreign taxes withheld	(26,777)
Expenses	(4,749,445)
Fees waived	11,837

Total income	6,274,951

Fund Expenses
Administration	2,189,762
Service — Investor A	1,149,462
Service and distribution — Investor B	82,977
Service and distribution — Investor C	1,863,125
Service and distribution — Class R	131,305
Transfer agent — Institutional	352,499
Transfer agent — Investor A	784,094
Transfer agent — Investor B	30,183
Transfer agent — Investor C	470,790
Transfer agent — Class R	70,959
Registration	86,097
Professional	97,939
Printing	50,498
Officer	590
Miscellaneous	24,667

Total expenses	7,384,947

Net investment loss	(1,109,996)

Realized and Unrealized Gain (Loss) Allocated from the Master LLC
Net realized gain from investments and foreign currency transactions	136,970,443
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(96,336,198)

Total realized and unrealized gain	40,634,245

Net Increase in Net Assets Resulting from Operations	$39,524,249

See Notes to Financial Statements.

8	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Statements of Changes in Net Assets	BlackRock Value Opportunities Fund, Inc.

	Year Ended March 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment loss	$(1,109,996)	$(866,232)
Net realized gain	136,970,443	187,904,675
Net change in unrealized appreciation/depreciation	(96,336,198)	57,610,706

Net increase in net assets resulting from operations	39,524,249	244,649,149

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(229,185,265)	(141,288,532)

Net Assets
Total increase (decrease) in net assets	(189,661,016)	103,360,617
Beginning of year	1,027,759,512	924,398,895

End of year	$838,098,496	$1,027,759,512

Accumulated net investment loss, end of year	$(1,411,486)	$(3,063,907)

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	9

Financial Highlights	BlackRock Value Opportunities Fund, Inc.

	Institutional
	Year Ended March 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$31.51	$24.44	$21.52	$21.36	$16.70

Net investment income[1]	0.09	0.08	0.08	0.04	0.05
Net realized and unrealized gain	1.41	6.99	2.84	0.12	4.65 [2]

Net increase from investment operations	1.50	7.07	2.92	0.16	4.70

Distributions from net investment income[3]	—	—	—	—	(0.04)

Net asset value, end of year	$33.01	$31.51	$24.44	$21.52	$21.36

Total Return[4]
Based on net asset value	4.76%	28.93%	13.57%	0.75%	28.24%

Ratios to Average Net Assets[5]
Total expenses	1.00%[6]	0.97%[6]	0.99%[6]	1.00%[6]	1.01%

Net investment income	0.30%[6]	0.30%[6]	0.37%[6]	0.19%[6]	0.30%

Supplemental Data
Net assets, end of year (000)	$166,487	$308,697	$280,316	$249,012	$418,333

Portfolio turnover rate of the Master LLC	55%	61%	51%	45%	52%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

10	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor A
	Year Ended March 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$30.70	$23.88	$21.08	$20.99	$16.41

Net investment income (loss)[1]	0.00 [2]	0.00 [2]	0.02	(0.03)	0.00 [2]
Net realized and unrealized gain	1.39	6.82	2.78	0.12	4.58 [3]

Net increase from investment operations	1.39	6.82	2.80	0.09	4.58

Distributions from net investment income[4]	—	—	—	—	(0.00)[5]

Net asset value, end of year	$32.09	$30.70	$23.88	$21.08	$20.99

Total Return[6]
Based on net asset value	4.53%	28.56%	13.28%	0.43%	27.92%

Ratios to Average Net Assets[7]
Total expenses	1.24%[8]	1.25%[8]	1.26%[8]	1.30%[8]	1.29%

Net investment income (loss)	0.00%[8,9]	0.01%[8]	0.09%[8]	(0.14)%[8]	0.02%

Supplemental Data
Net assets, end of year (000)	$458,593	$479,719	$416,998	$397,591	$445,797

Portfolio turnover rate of the Master LLC	55%	61%	51%	45%	52%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[9]	Amount is less than 0.005%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	11

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor B
	Year Ended March 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$24.96	$19.63	$17.50	$17.61	$13.89

Net investment loss[1]	(0.22)	(0.24)	(0.15)	(0.18)	(0.13)
Net realized and unrealized gain	1.11	5.57	2.28	0.07	3.85 [2]

Net increase (decrease) from investment operations	0.89	5.33	2.13	(0.11)	3.72

Net asset value, end of year	$25.85	$24.96	$19.63	$17.50	$17.61

Total Return[3]
Based on net asset value	3.57%	27.15%	12.17%	(0.62)%	26.78%

Ratios to Average Net Assets[4]
Total expenses	2.18%[5]	2.37%[5]	2.24%[5]	2.30%[5]	2.25%

Net investment loss	(0.90)%[5]	(1.09)%[5]	(0.90)%[5]	(1.14)%[5]	(0.93)%

Supplemental Data
Net assets, end of year (000)	$6,716	$10,655	$22,579	$54,590	$88,310

Portfolio turnover rate of the Master LLC	55%	61%	51%	45%	52%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

12	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor C
	Year Ended March 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$23.85	$18.71	$16.67	$16.76	$13.23

Net investment loss[1]	(0.20)	(0.18)	(0.13)	(0.17)	(0.13)
Net realized and unrealized gain	1.07	5.32	2.17	0.08	3.66 [2]

Net increase (decrease) from investment operations	0.87	5.14	2.04	(0.09)	3.53

Net asset value, end of year	$24.72	$23.85	$18.71	$16.67	$16.76

Total Return[3]
Based on net asset value	3.65%	27.47%	12.24%	(0.54)%	26.68%

Ratios to Average Net Assets[4]
Total expenses	2.08%	2.11%[5]	2.17%[5]	2.25%[5]	2.26%

Total expenses after fees waived	2.07%	2.11%[5]	2.17%[5]	2.25%[5]	2.26%

Net investment loss	(0.83)%	(0.84)%[5]	(0.82)%[5]	(1.09)%[5]	(0.94)%

Supplemental Data
Net assets, end of year (000)	$180,679	$200,245	$176,629	$190,059	$232,996

Portfolio turnover rate of the Master LLC	55%	61%	51%	45%	52%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	13

Financial Highlights (concluded)	BlackRock Value Opportunities Fund, Inc.

	Class R
	Year Ended March 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$25.66	$20.02	$17.73	$17.72	$13.90

Net investment loss[1]	(0.09)	(0.06)	(0.04)	(0.08)	(0.05)
Net realized and unrealized gain	1.17	5.70	2.33	0.09	3.87 [2]

Net increase from investment operations	1.08	5.64	2.29	0.01	3.82

Net asset value, end of year	$26.74	$25.66	$20.02	$17.73	$17.72

Total Return[3]
Based on net asset value	4.21%	28.17%	12.92%	0.06%	27.48%

Ratios to Average Net Assets[4]
Total expenses	1.59%[5]	1.54%[5]	1.59%[5]	1.65%[5]	1.65%

Net investment loss	(0.34)%[5]	(0.27)%[5]	(0.23)%[5]	(0.50)%[5]	(0.33)%

Supplemental Data
Net assets, end of year (000)	$25,624	$28,444	$27,877	$30,620	$42,078

Portfolio turnover rate of the Master LLC	55%	61%	51%	45%	52%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

14	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Notes to Financial Statements	BlackRock Value Opportunities Fund, Inc.

1. Organization:

BlackRock Value Opportunities Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At March 31, 2015, the percentage of the Master LLC owned by the Fund was 100%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 2 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”), for 1940 Act purposes.

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended March 31, 2015, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$25,986
Investor A	$89

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended March 31, 2015, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor B	Investor C
$6,501	$5,308	$117	$681

For the year ended March 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $9,808.

For the year ended March 31, 2015, affiliates received CDSCs as follows:

Investor A	Investor B	Investor C
$375	$147	$4,371

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer in the Statement of Operations.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended March 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2015, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of March 31, 2015, the following permanent differences attributable

16	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

to foreign currency transactions, a net operating loss, income recognized from real estate investment trusts and basis difference on securities received from master were reclassified to the following accounts:

Paid-in capital	$(643,479)
Accumulated net investment loss	$2,762,417
Accumulated net realized loss allocated from the Master LLC	$(2,118,938)

As of March 31, 2015, the tax components of accumulated net earnings were as follows:

Capital loss carryforwards	$(39,024,694)
Net unrealized gains[1]	144,798,084
Qualified late-year losses[2]	(1,187,111)

Total	$104,586,279

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, income recognized from pass-through entities and the treatment of certain security lending transactions.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of March 31, 2015, the Fund had a capital loss carryforward of $39,024,694 available to offset future realized capital gains, all of which expires March 31, 2018.

During the year ended March 31, 2015, the Fund utilized $136,259,874 of its capital loss carryforward.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	784,734	$24,779,260	1,248,461	$34,600,719
Shares redeemed	(5,539,176)	(179,659,607)	(2,920,710)	(83,354,922)

Net decrease	(4,754,442)	$(154,880,347)	(1,672,249)	$(48,754,203)

Investor A
Shares sold and automatic conversion of shares	2,644,198	$81,756,460	2,381,624	$63,831,957
Shares redeemed	(3,980,637)	(122,444,063)	(4,217,952)	(112,711,643)

Net decrease	(1,336,439)	$(40,687,603)	(1,836,328)	$(48,879,686)

Investor B
Shares sold	25,227	$624,189	60,773	$1,329,996
Shares redeemed and automatic conversion of shares	(192,382)	(4,738,351)	(783,940)	(16,710,199)

Net decrease	(167,155)	$(4,114,162)	(723,167)	$(15,380,203)

Investor C
Shares sold	845,086	$19,976,292	1,127,181	$23,795,616
Shares redeemed	(1,933,659)	(45,668,493)	(2,170,789)	(45,639,787)

Net decrease	(1,088,573)	$(25,692,201)	(1,043,608)	$(21,844,171)

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	17

Notes to Financial Statements (concluded)	BlackRock Value Opportunities Fund, Inc.

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount
Class R
Shares sold	315,908	$8,050,160	398,538	$8,990,342
Shares redeemed	(466,027)	(11,861,112)	(682,233)	(15,420,611)

Net decrease	(150,119)	$(3,810,952)	(283,695)	$(6,430,269)
Total Net Decrease	(7,496,728)	$(229,185,265)	(5,559,047)	$(141,288,532)

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Report of Independent Registered Public Accounting Firm	BlackRock Value Opportunities Fund, Inc.

To the Board of Directors and Shareholders of BlackRock Value Opportunities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Value Opportunities Fund, Inc. (the “Fund”), as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities Fund, Inc. as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 22, 2015

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	19

Master LLC Portfolio Information	Master Value Opportunities LLC

As of March 31, 2015

Ten Largest Holdings	Percent of Long-Term Investments

NuVasive, Inc.	2%
The Men’s Wearhouse, Inc.	2
Thoratec Corp.	2
Invacare Corp.	2
Marcus & Millichap, Inc.	1
LTC Properties, Inc.	1
EMCOR Group, Inc.	1
Owens & Minor, Inc.	1
ALLETE, Inc.	1
SM Energy Co.	1

Sector Allocation	Percent of Long-Term Investments

Financials	23%
Industrials	16
Information Technology	15
Consumer Discretionary	14
Health Care	12
Materials	6
Utilities	6
Energy	5
Consumer Staples	3

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

20	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Schedule of Investments March 31, 2015	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.3%
Esterline Technologies Corp. (a)	54,800	$6,270,216
GenCorp, Inc. (a)(b)	457,000	10,597,830
The KEYW Holding Corp. (a)(b)	261,200	2,149,676
Teledyne Technologies, Inc. (a)(b)	39,500	4,215,835
Triumph Group, Inc.	75,030	4,480,792

		27,714,349
Air Freight & Logistics — 0.8%
UTi Worldwide, Inc. (a)	572,643	7,043,509
Auto Components — 0.9%
Dorman Products, Inc. (a)	16,688	830,228
Tenneco, Inc. (a)	117,626	6,754,085

		7,584,313
Automobiles — 0.9%
Thor Industries, Inc.	116,298	7,351,197
Banks — 8.1%
CenterState Banks, Inc.	390,300	4,648,473
FCB Financial Holdings, Inc., Class A (a)	230,600	6,311,522
First BanCorp Puerto Rico (a)	1,077,000	6,677,400
First Financial Bancorp	318,800	5,677,828
First Horizon National Corp.	513,100	7,332,199
NBT Bancorp, Inc.	82,000	2,054,920
Opus Bank	177,900	5,493,552
PrivateBancorp, Inc.	104,900	3,689,333
S&T Bancorp, Inc.	258,900	7,347,582
TriState Capital Holdings, Inc. (a)	547,600	5,733,372
United Bankshares, Inc.	233,800	8,786,204
United Community Banks, Inc.	200,600	3,787,328

		67,539,713
Beverages — 0.7%
Cott Corp.	620,708	5,816,034
Biotechnology — 0.3%
MannKind Corp. (a)(b)	485,147	2,522,764
XOMA Corp. (a)(b)	19,693	71,682

		2,594,446
Building Products — 1.8%
Continental Building Products, Inc. (a)	334,900	7,565,391
Norcraft Cos., Inc. (a)	296,000	7,568,720

		15,134,111
Capital Markets — 1.5%
Financial Engines, Inc. (b)	104,700	4,379,601
FXCM, Inc., Class A (b)	190,200	405,126
Investment Technology Group, Inc. (a)	267,100	8,095,801

		12,880,528
Chemicals — 3.4%
Axiall Corp.	133,278	6,256,069
Huntsman Corp.	202,000	4,478,340
Kraton Performance Polymers, Inc. (a)	332,695	6,723,766
OM Group, Inc.	158,400	4,756,752
Stepan Co.	160,100	6,669,766

		28,884,693
Commercial Services & Supplies — 0.8%
Matthews International Corp., Class A	126,610	6,521,681
Communications Equipment — 1.8%
ARRIS Group, Inc. (a)	172,000	4,969,940

Common Stocks	Shares	Value
Communications Equipment (concluded)
JDS Uniphase Corp. (a)	458,800	$6,019,456
Procera Networks, Inc. (a)(b)	424,900	3,989,811

		14,979,207
Construction & Engineering — 2.9%
EMCOR Group, Inc.	258,000	11,989,260
MYR Group, Inc. (a)	312,700	9,800,018
Orion Marine Group, Inc. (a)	299,541	2,653,933

		24,443,211
Consumer Finance — 1.3%
Cash America International, Inc.	170,200	3,965,660
Enova International, Inc. (a)	220,243	4,336,585
Ezcorp, Inc., Class A (a)	250,789	2,289,704

		10,591,949
Diversified Consumer Services — 0.4%
Lincoln Educational Services Corp. (c)	760,828	1,734,688
Regis Corp. (a)	86,160	1,409,578

		3,144,266
Electric Utilities — 3.5%
ALLETE, Inc.	221,400	11,681,064
El Paso Electric Co.	289,000	11,166,960
PNM Resources, Inc.	216,800	6,330,560

		29,178,584
Electronic Equipment, Instruments & Components — 5.8%
Anixter International, Inc. (a)	92,500	7,042,025
Ingram Micro, Inc., Class A (a)	259,400	6,516,128
OSI Systems, Inc. (a)	118,556	8,803,968
Plexus Corp. (a)	267,800	10,918,206
Rofin-Sinar Technologies, Inc. (a)	198,700	4,814,501
SYNNEX Corp. (b)	135,600	10,475,100

		48,569,928
Energy Equipment & Services — 2.3%
CARBO Ceramics, Inc. (b)	64,500	1,967,895
Patterson-UTI Energy, Inc.	204,200	3,833,855
Superior Energy Services, Inc.	320,300	7,155,502
TETRA Technologies, Inc. (a)(b)	986,700	6,097,806

		19,055,058
Food & Staples Retailing — 1.7%
Smart & Final Stores, Inc. (a)	192,700	3,391,520
SUPERVALU, Inc. (a)	899,010	10,455,486

		13,847,006
Food Products — 0.4%
Pinnacle Foods, Inc.	86,702	3,538,309
Gas Utilities — 2.1%
The Laclede Group, Inc.	87,900	4,502,238
Northwest Natural Gas Co.	109,400	5,245,730
South Jersey Industries, Inc.	140,500	7,626,340

		17,374,308
Health Care Equipment & Supplies — 9.6%
Accuray, Inc. (a)(b)	1,050,761	9,772,077
Hansen Medical, Inc. (a)(b)(c)	4,153,437	3,613,490
Invacare Corp.	655,580	12,724,808
Lumenis Ltd., Class B (a)	541,922	6,486,806
Merit Medical Systems, Inc. (a)	534,571	10,290,492

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	21

Schedule of Investments (continued)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Equipment & Supplies (concluded)
NuVasive, Inc. (a)	282,681	$13,000,499
OraSure Technologies, Inc. (a)(c)	1,141,994	7,468,641
Tandem Diabetes Care, Inc. (a)	377,630	4,765,691
Thoratec Corp. (a)	304,325	12,748,174

		80,870,678
Health Care Providers & Services — 1.4%
Owens & Minor, Inc.	349,449	11,825,354
Hotels, Restaurants & Leisure — 1.5%
Interval Leisure Group, Inc.	77,580	2,033,372
La Quinta Holdings, Inc. (a)	245,102	5,804,015
Papa John’s International, Inc.	72,094	4,456,130

		12,293,517
Household Durables — 0.5%
Taylor Morrison Home Corp., Class A (a)	215,929	4,502,120
Insurance — 3.5%
Argo Group International Holdings Ltd.	117,390	5,887,109
Fidelity & Guaranty Life	229,000	4,854,800
Heritage Insurance Holdings, Inc. (a)	342,400	7,536,224
Maiden Holdings Ltd.	289,900	4,299,217
Safety Insurance Group, Inc.	114,306	6,829,783

		29,407,133
Internet Software & Services — 0.1%
Everyday Health, Inc. (a)	61,700	793,462
Life Sciences Tools & Services — 0.8%
Pacific Biosciences of California, Inc. (a)(c)	1,150,568	6,719,317
Machinery — 5.2%
Actuant Corp., Class A	267,000	6,338,580
Albany International Corp., Class A	178,600	7,099,350
Astec Industries, Inc.	63,100	2,705,728
Barnes Group, Inc.	261,400	10,584,086
CIRCOR International, Inc.	34,329	1,877,796
Crane Co.	85,100	5,311,091
The Manitowoc Co., Inc.	120,200	2,591,512
RBC Bearings, Inc.	89,300	6,835,022
Standex International Corp.	8,200	673,466

		44,016,631
Media — 2.0%
AMC Entertainment Holdings, Inc., Class A	146,488	5,198,859
Carmike Cinemas, Inc. (a)	151,986	5,106,730
Cumulus Media, Inc., Class A (a)(b)	798,211	1,971,581
Live Nation Entertainment, Inc. (a)	176,549	4,454,331

		16,731,501
Metals & Mining — 1.7%
Haynes International, Inc.	176,495	7,873,442
Materion Corp.	69,186	2,658,818
Rubicon Minerals Corp. (a)	3,854,156	3,661,063

		14,193,323
Multiline Retail — 0.8%
Fred’s, Inc., Class A	409,034	6,990,391
Multi-Utilities — 0.1%
NorthWestern Corp.	15,100	812,229

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 3.1%
Bill Barrett Corp. (a)	433,520	$3,598,216
Callon Petroleum Co. (a)	618,700	4,621,689
Emerald Oil, Inc. (a)(b)	975,917	722,179
Oasis Petroleum, Inc. (a)(b)	429,624	6,109,253
SM Energy Co.	218,700	11,302,416

		26,353,753
Paper & Forest Products — 0.9%
PH Glatfelter Co.	264,000	7,267,920
Professional Services — 0.9%
Kforce, Inc.	327,700	7,310,987
Real Estate Investment Trusts (REITs) — 6.9%
Armada Hoffler Properties, Inc.	457,936	4,881,598
CyrusOne, Inc.	274,033	8,527,907
Education Realty Trust, Inc. (b)	273,841	9,688,495
LTC Properties, Inc.	262,575	12,078,450
Monmouth Real Estate Investment Corp.	377,173	4,190,392
Pennsylvania Real Estate Investment Trust	427,568	9,932,405
Rouse Properties, Inc.	441,281	8,366,688

		57,665,935
Real Estate Management & Development — 1.4%
Marcus & Millichap, Inc. (a)	323,949	12,141,608
Semiconductors & Semiconductor Equipment — 3.6%
DSP Group, Inc. (a)(c)	438,137	5,248,881
Exar Corp. (a)(b)	341,200	3,429,060
Microsemi Corp. (a)	301,800	10,683,720
Qorvo, Inc. (a)	70,953	5,654,954
Ultratech, Inc. (a)	227,700	3,948,318
Veeco Instruments, Inc. (a)	30,900	943,995

		29,908,928
Software — 3.2%
Bottomline Technologies, Inc. (a)(b)	374,897	10,260,931
Mentor Graphics Corp.	241,300	5,798,439
PTC, Inc. (a)	179,300	6,485,281
Zynga, Inc., Class A (a)	1,491,300	4,250,205

		26,794,856
Specialty Retail — 4.2%
Abercrombie & Fitch Co., Class A	11,702	257,912
Boot Barn Holdings, Inc. (a)	42,841	1,024,757
Genesco, Inc. (a)	129,319	9,211,392
The Men’s Wearhouse, Inc.	244,276	12,751,207
Murphy USA, Inc. (a)	82,412	5,964,156
Penske Automotive Group, Inc.	119,943	6,175,865

		35,385,289
Textiles, Apparel & Luxury Goods — 2.5%
Crocs, Inc. (a)	399,832	4,722,016
G-III Apparel Group Ltd. (a)	51,044	5,750,107
Oxford Industries, Inc.	68,311	5,154,065
Vera Bradley, Inc. (a)(b)	337,825	5,482,900

		21,109,088
Thrifts & Mortgage Finance — 0.6%
Essent Group Ltd. (a)	227,500	5,439,525

See Notes to Financial Statements.

22	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Schedule of Investments (continued)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Trading Companies & Distributors — 0.6%
DXP Enterprises, Inc. (a)	116,900	$5,154,121
Total Common Stocks — 99.8%		837,474,066

Warrants (d)
Biotechnology — 0.1%
MannKind Corp. (Issued/exercisable 2/06/12, 0.6 Share for 1 Warrant, Expires 2/08/16, Strike Price $2.40)	220,500	368,235
XOMA Corp. (Issued/exercisable 3/09/12, 0.50 Share for 1 Warrant, Expires 3/09/17, Strike Price $1.76)	202,350	194,256
Total Warrants — 0.1%		562,491
Total Long-Term Investments
(Cost — $684,905,812) — 99.9%		838,036,557

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (e)(f)	833,363	$833,363

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (e)(f)(g)	$44,494	44,494,042
Total Short-Term Securities
(Cost — $45,327,405) — 5.4%		45,327,405
Total Investments (Cost — $730,233,217) — 105.3%		883,363,962
Liabilities in Excess of Other Assets — (5.3)%		(44,382,362)

Net Assets — 100.0%		$838,981,600

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended March 31, 2015, investments in issuers (whereby the Master LLC held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at March 31, 2014	Shares Purchased	Shares Sold	Shares Held at March 31, 2015	Value Held at March 31, 2015	Income	Realized Gain (Loss)
dELiA*s, Inc.[1]	3,738,985	—	(3,738,985)	—	—	—	$(3,989,123)
DSP Group, Inc.[1]	719,437	—	(281,300)	438,137	$5,248,881	—	$(1,752,203)
Hansen Medical, Inc.[1]	3,304,601	1,318,236	(469,400)	4,153,437	$3,613,490	—	$(954,044)
LCA-Vision, Inc.[1]	1,955,583	—	(1,955,583)	—	—	—	$3,174,844
Lincoln Educational Services Corp.[1]	719,420	117,214	(75,806)	760,828	$1,734,688	$89,318	$(207,146)
OraSure Technologies, Inc.[1]	1,951,720	544,979	(1,354,705)	1,141,994	$7,468,641	—	$2,332,243
Pacific Biosciences of California, Inc.[1]	2,047,233	615,111	(1,511,776)	1,150,568	$6,719,317	—	$(105,870)

[1]	No longer an affiliated company or held by the Master LLC as of report date.

(d)	Warrants entitle the Master LLC to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(e)	Represents the current yield as of report date.

(f)	During the year ended March 31, 2015, investments in issuers considered to be an affiliate of the Master LLC for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at March 31, 2014	Net Activity	Shares/ Beneficial Interest Held at March 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	6,684,642	(5,851,279)	833,363	$6,047	$1,190
BlackRock Liquidity Series, LLC, Money Market Series	$114,194,743	$(69,700,701)	$44,494,042	$1,501,421	—

(g)	Security was purchased with the cash collateral from loaned securities. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	23

Schedule of Investments (concluded)	Master Value Opportunities LLC

value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master LLC’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$837,474,066	—	—	$837,474,066
Warrants	—	$562,491	—	562,491
Short-Term Securities	833,363	44,494,042	—	45,327,405

Total	$838,307,429	$45,056,533	—	$883,363,962

[1]	See above Schedule of Investments for values in each industry.

The Master LLC may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, collateral on securities loaned at value of $44,494,042 is categorized as Level 2 within the disclosure hierarchy.

During the year ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

24	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Statement of Assets and Liabilities	Master Value Opportunities LLC

March 31, 2015
Assets
Investments at value — unaffiliated (including securities loaned at value of $42,919,152) (cost — $658,229,205)	$813,251,540
Investments at value — affiliated (cost — $72,004,012)	70,112,422
Investments sold receivable	4,975,527
Dividends receivable — unaffiliated	578,270
Securities lending income receivable — affiliated	114,372
Dividends receivable — affiliated	36
Prepaid expenses	3,373

Total assets	889,035,540

Liabilities
Collateral on securities loaned at value	44,494,042
Investments purchased payable	4,480,508
Withdrawals payable to investors	598,283
Investment advisory fees payable	351,132
Directors’ fees payable	8,747
Other affiliates payable	4,375
Other accrued expenses payable	116,853

Total liabilities	50,053,940

Net Assets	$838,981,600

Net Assets Consist of
Investors’ capital	$685,850,865
Net unrealized appreciation/depreciation	153,130,735

Net Assets	$838,981,600

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	25

Statement of Operations	Master Value Opportunities LLC

Year Ended March 31, 2015
Investment Income
Dividends — unaffiliated	$9,468,594
Dividends — affiliated	95,365
Securities lending — affiliated — net	1,501,421
Foreign taxes withheld	(26,818)

Total income	11,038,562

Expenses
Investment advisory	4,391,122
Accounting services	191,856
Custodian	61,242
Professional	57,753
Directors	27,057
Printing	2,037
Miscellaneous	27,160

Total expenses	4,758,227
Less fees waived by the Manager	(11,861)

Total expenses after fees waived	4,746,366

Net investment income	6,292,196

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	138,838,676
Investments — affiliated	(1,501,299)
Capital gain distributions received from affiliated investment companies	1,190
Foreign currency transactions	(5,846)

137,332,721

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(92,645,380)
Investments — affiliated	(3,784,958)
Foreign currency translations	11

(96,430,327)

Total realized and unrealized gain	40,902,394

Net Increase in Net Assets Resulting from Operations	$47,194,590

See Notes to Financial Statements.

26	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Statements of Changes in Net Assets	Master Value Opportunities LLC

	Year Ended March 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$6,292,196	$7,077,972
Net realized gain	137,332,721	188,834,993
Net change in unrealized appreciation/depreciation	(96,430,327)	58,068,506

Net increase in net assets resulting from operations	47,194,590	253,981,471

Capital Transactions
Proceeds from contribution	135,187,203	132,740,767
Value of withdrawals	(378,466,491)	(281,778,459)

Net decrease in net assets derived from capital transactions	(243,279,288)	(149,037,692)

Net Assets
Total increase (decrease) in net assets	(196,084,698)	104,943,779
Beginning of year	1,035,066,298	930,122,519

End of year	$838,981,600	$1,035,066,298

Financial Highlights	Master Value Opportunities LLC

	Year Ended March 31,
	2015	2014	2013	2012	2011

Total Return
Total return	5.21%	29.39%	14.01%	1.17%	28.70%

Ratios to Average Net Assets
Total expenses	0.54%	0.54%	0.55%	0.54%	0.54%

Total expenses after fees waived[1]	0.54%	0.54%	0.55%	0.54%	0.54%

Net investment income	0.72%	0.72%	0.81%	0.62%	0.78%

Supplemental Data
Net assets, end of year (000)	$838,982	$1,035,066	$930,123	$928,593	$1,235,622

Portfolio turnover rate	55%	61%	51%	45%	52%

[1]	Includes allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	27

Notes to Financial Statements	Master Value Opportunities LLC

1. Organization:

Master Value Opportunities LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Master LLC’s financial statements are prepared in conformity with U.S. GAAP, which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: The Master LLC’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master LLC for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Master LLC values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Master LLC may withdraw up to 25% of its investment daily, although the Manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for

28	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Notes to Financial Statements (continued)	Master Value Opportunities LLC

investments where an active market does not exist, including regular due diligence of the Master LLC’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master LLC’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master LLC’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master LLC does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master LLC reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Master LLC’s financial statement disclosures.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master LLC collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. During

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	29

Notes to Financial Statements (continued)	Master Value Opportunities LLC

the term of the loan, the Master LLC is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of March 31, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of March 31, 2015, the following table is a summary of the Master LLC’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas S.A.	$172,608	$(172,608)	—
Citigroup Global Markets, Inc.	6,518,948	(6,518,948)	—
Credit Suisse Securities (USA) LLC	878,688	(878,688)	—
Deutsche Bank AG	13,311	(13,311)	—
Goldman Sachs & Co.	4,059,861	(4,059,861)	—
JP Morgan Securities LLC	5,221,559	(5,221,559)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,601,163	(3,601,163)	—
Morgan Stanley	21,745,999	(21,745,999)	—
UBS Securities LLC	707,015	(707,015)	—
Total	$42,919,152	$(42,919,152)	—

[1]

Collateral with a value of $44,494,042 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master LLC could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, for 1940 Act purposes.

The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion - $1.5 Billion	0.475%
Greater than $1.5 Billion	0.450%

30	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Notes to Financial Statements (continued)	Master Value Opportunities LLC

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master LLC’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by the Manager in the Statement of Operations.

Prior to July 1, 2014, BIM, an affiliate of the Manager, served as a sub-advisor to the Master LLC pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Master LLC to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Master LLC, expired.

For the year ended March 31, 2015, the Master LLC reimbursed the Manager $9,248 for certain accounting services, which is included in accounting services in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Master LLC.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Master LLC retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

For the period February 1, 2014 through December 31, 2014, the Master LLC retained 70% (75% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income, and this amount retained could never be less than 65% of the total securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master LLC is shown as securities lending – affiliated – net in the Statement of Operations. For the year ended March 31, 2015, the Master LLC paid BIM $544,060 for securities lending agent services.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Master LLC may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended March 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $4,122,685 and $16,582,942, respectively.

5. Purchases and Sales:

For the year ended March 31, 2015, purchases and sales of investments, excluding short-term securities, were $480,321,856 and $710,249,232, respectively.

6. Income Tax Information:

After July 3, 2014, the Master LLC was no longer considered a partnership. The feeder of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. No federal income tax provision was required.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	31

Notes to Financial Statements (continued)	Master Value Opportunities LLC

The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns remains open for each of the three years ended March 31, 2014 and the period ended July 3, 2014. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC as of March 31, 2015, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master LLC’s financial statements.

As of March 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$737,062,654

Gross unrealized appreciation	$182,650,771
Gross unrealized depreciation	(36,349,463)

Net unrealized appreciation	$146,301,308

7. Bank Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master LLC may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Master LLC, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Master LLC, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2015, the Master LLC did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

As of March 31, 2015, the Master LLC invested a significant portion of its assets in securities in the Financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

32	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Notes to Financial Statements (concluded)	Master Value Opportunities LLC

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and the following item was noted:

Effective April 23, 2015, the 364-day, $2.1 billion credit agreement to which the Master LLC is a party, was further amended to expire on April 21, 2016, unless otherwise extended or renewed.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	33

Report of Independent Registered Public Accounting Firm	Master Value Opportunities LLC

To the Investors and Board of Directors of Master Value Opportunities LLC:

We have audited the accompanying statement of assets and liabilities of Master Value Opportunities LLC (the “Master LLC”), including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Value Opportunities LLC as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 22, 2015

34	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Robert M. Hernandez 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Director	Since 1998	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Actavis, Plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2002	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Director	Since 2007	Professor, Harvard University from 1993 to 2012	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Director	Since 2005	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 98 Portfolios	None

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	35

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
David H. Walsh 1941	Director	Since 2003	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

[1]    The address of each Director and Officer is c/o BlackRock, Inc., Park Avenue Plaza 55 East 52nd Street New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s/Master LLC’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[3]    Date shown is the earliest date a person has served for the Fund/Master LLC. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s 2011 Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Fund/Master LLC based on his former positions with BlackRock, Inc. and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock, Inc. or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Director. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund/Master LLC’s by-laws or charter or statute, or until December 31 of the year in which they turn 72. Officers of the Fund/Master LLC serve at the pleasure of the Board.

36	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as an Officer	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1965	Director, President and Chief Executive Officer	Since 2015 (Director); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]    The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Officers of the Fund/Master LLC serve at the pleasure of the Board.

Further information about the Officers and Directors is available in the Fund/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Directors of the Fund/Master LLC. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Directors of the Fund/Master LLC.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Fund/Master LLC and Fernanda Piedrabecame Anti-Money Laundering Compliance Officer of the Fund/Master LLC.

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Directors of the

Fund/Master LLC.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	37

Officers and Directors (concluded)

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

38	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund/Master LLC’s portfolio during the most recent
12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015	39

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

40	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

VO-3/15-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Value Opportunities Fund, Inc.	$7,363	$7,363	$0	$0	$13,107	$12,850	$0	$0
Master Value Opportunities LLC	$37,113	$37,113	$0	$0	$0	$13,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Value Opportunities Fund, Inc.	$13,107	$12,850
Master Value Opportunities LLC	$0	$13,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to

3

paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by
Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: June 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: June 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: June 2, 2015

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